[LEGEND]    Exhibit 10.3 to Form 8-K dated 12/28/95

                            AMENDMENT

                               TO

                      AMENDED AND RESTATED
                AGREEMENT OF LIMITED PARTNERSHIP


     Amendment dated as of December 22, 1995 (the "Amendment"), among Liberty Equipment Investors - 1983, a New York limited partnership ("Liberty"), as transferor of a limited partnership interest in Trigen-Trenton District Energy Company, a New Jersey limited partnership (the "Partnership"), Trigen Energy Corporation, a Delaware corporation ("Trigen"), as transferee of Liberty's limited partnership interest in the Partnership, and Trenton Energy Corporation, a Delaware corporation, as Managing Partner of the Partnership, to the Amended and Restated Agreement of Limited Partnership dated as of November 20, 1987 (the "Existing Partnership Agreement") of the Partnership; and

     WHEREAS, Liberty has held a limited partnership interest in the Partnership (the "Liberty Interest") and is party to the Partnership Agreement; and

     WHEREAS, in connection with its acquisition of the Liberty
Interest, Liberty issued certain nonrecourse promissory notes, each dated December 28, 1983 and amended and restated December
14, 1987, in the original aggregate principal amount of $2,500,000 (the "Liberty Notes"); and

     WHEREAS, Liberty entered into an Assignment and Security Agreement dated as of December 28, 1983, as amended by an Amendment No. 1 thereto dated as of December 14, 1987 (such Assignment and Security Agreement, as so amended, being the "Prior Security Agreement") to secure the payment of the principal of and interest on the Liberty Notes; and

     WHEREAS, under the Existing Partnership Agreement and the Prior Security Agreement, until the Liberty Notes were paid in full all of the Liberty Payment Distribution and the Liberty Capital Transaction Distribution and 72.94% of the cash from time to time distributable to Liberty from the Partnership, whether as a liquidating distribution or otherwise, was pledged to, and was to be paid by the Partnership directly to, the holders of the Liberty Notes for payment of the Liberty Notes in accordance with their terms; and

     WHEREAS, under the Prior Security Agreement, Liberty granted to the holders of the Liberty Notes a continuing security interest in the Liberty Interest; and

     WHEREAS, contemporaneously with the making of this Amendment, Liberty has transferred the Liberty Interest, subject to the rights and security interest of the holders of the Liberty Notes, to Trigen, and Trigen has accepted such transfer and succeeding to the Liberty Interest, subject to such rights and security interest,

     WHEREAS, Liberty is delegating to Trigen, as transferee of the Liberty Interest, and Trigen is assuming and accepting, all of Liberty's liabilities, obligations and duties arising under or in connection with the Liberty Notes and the Prior Security Agreement; and

     WHEREAS, in accordance with the provisions of the Prior Security Agreement, Trigen is executing and delivering a nonrecourse promissory note (the "Trigen Note"), which is in the form of the Liberty Notes, but with Trigen as the payor and obligor, and is entering into an assignment and security agreement (the "Trigen Security Agreement") to secure the payment of the Trigen Note in the same manner and to the same extent that the Liberty Notes were secured and to grant a security interest in Trigen's interest in the Partnership; and

     WHEREAS, Liberty, Trigen and the Managing Partner desire to amend the Existing Partnership Agreement to reflect the transfer of the Liberty Interest to Trigen, to provide for the admission of Trigen, and withdrawal of Liberty, as a Partner, and to clarify the application of certain defined terms,

     NOW, THEREFORE, in consideration of the mutual promises herein set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1. Trigen hereby assumes and agrees to be bound by all of the terms, conditions and provisions of the Partnership
Agreement.

     2. Trigen is hereby admitted to the Partnership as a Partner, succeeding to the Liberty Interest, subject to the terms of the Existing Partnership Agreement.

     3. Liberty hereby withdraws from, and ceases to be a Partner in, the Partnership.

     4. Notwithstanding that Trigen has assumed and succeeded to the liabilities, obligations and duties of Liberty under the Liberty Notes and the Prior Security Agreement by the execution and delivery of the Trigen Note and the Trigen Security Agreement, all references in the Partnership Agreement to the "Liberty Notes" shall be deemed to be references to the Trigen Notes for all purposes of the Partnership Agreement and the Trigen Security Agreement, and the amounts distributable to Trigen, as successor to the Liberty Interest, under Sections
8.2.2.2 and 8.2.3.1A of the Partnership Agreement shall continue to be referred to as the "Liberty Payment Distribution" and "Liberty Capital Transaction Distribution," respectively, referred to in the Existing Partnership Agreement and the Trigen Security Agreement.

     5. Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Existing Partnership Agreement.

     6. Except as expressly amended by this Amendment, the Existing Partnership Agreement remains in full force and effect without change or interruption. The Existing Partnership
Agreement, as amended by this Amendment, is herein referred to as the "Partnership Agreement".

     IN WITNESS WHEREOF the parties have executed this Amendment as of the date here above set forth.

                              LIBERTY EQUIPMENT INVESTORS - 1983,

                              By:  MAIDEN LANE PARTNERS INC.,
                                   as a General Partner

                              By:  ______________________________
                              Name:______________________________
                              Position:__________________________

                              TRIGEN ENERGY CORPORATION

                              By:  ______________________________
                              Name:______________________________
                              Position:__________________________


                              TRENTON ENERGY CORPORATION

                              By:  ______________________________
                              Name:______________________________
                              Position:__________________________